UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2024

ALIMERA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 Town Square, Suite 400

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2024, upon recommendation of the Compensation Committee of the Board of Directors (the “Board”) of Alimera Sciences, Inc. (the “Company”), the Board approved and adopted the 2024 Equity Inducement Plan (the “Equity Inducement Plan”), and subject to the adjustment provisions of the Equity Inducement Plan, reserved 800,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for issuance of equity awards under the Equity Inducement Plan.

The Equity Inducement Plan was approved and adopted without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. The Equity Inducement Plan provides for grants of nonstatutory stock options, restricted stock units (time- and performance-based), stock appreciation rights, and restricted shares (each, an “Inducement Award”). In addition, the Board also approved and adopted forms of Notice of Stock Option Award and Stock Option Agreement, Notice of Performance Stock Unit Award and Performance Stock Unit Agreement, and Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement for use with the Equity Inducement Plan. The terms and conditions of the Equity Inducement Plan are intended to comply with the Nasdaq inducement award rules.

In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, the only persons eligible to receive grants of Inducement Awards are individuals who were not previously employees or directors of the Company (or following a bona fide period of non-employment), as an inducement material to the individuals’ entry into employment with the Company.

The above description of the Equity Inducement Plan and forms of award agreement thereunder is not complete and is qualified in its entirety by reference to the text of the Equity Inducement Plan and its forms of award agreement, complete copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Alimera Sciences, Inc. 2024 Equity Inducement Plan
10.2	Form of Stock Option Agreement under the 2024 Equity Inducement Plan
10.3	Form of Performance Stock Unit Agreement under the 2024 Equity Inducement Plan
10.4	Form of Restricted Stock Unit Agreement under the 2024 Equity Inducement Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALIMERA SCIENCES, INC.

Date: February 9, 2024	By:	/s/ Elliot Maltz
	Name:	Elliot Maltz
	Title:	Chief Financial Officer